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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: January 18, 2000

                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)

                                   EXHIBITS

        Delaware                     33-80055                  38-2748796
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(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

              The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended January 18, 2000, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


        Designation             Description             Method of Filing
        -----------             -----------             ----------------

        Exhibit 20      Report for the month ended    Filed with this report.
                        January 18, 2000 provided to
                        Chemical Bank, as trustee
                        under the Volkswagen
                        Credit Auto Master Trust,
                        Series 1996-1

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Volkswagen Credit Auto Master Trust




                                        By:  Volkswagen Credit Auto
                                             Receivables Corporation




                                        By: /s/ Timothy J. Flaherty
                                            ---------------------------------
                                                Timothy J. Flaherty